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                                                                  Exhibit 10.1.5

                               FIFTH AMENDMENT TO
          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
              AND FIRST AMENDMENT TO NOTE PARTICIPATION AGREEMENTS
          ------------------------------------------------------------

         THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT AND FIRST AMENDMENT TO NOTE PARTICIPATION AGREEMENTS (this "Agreement") is made as of the 27th day of March, 2001, by and among


     AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island, successor in interest to Foster Grant Group, L.P., F.G.G. Investments, Inc., The Bonneau Company, Bonneau Holdings, Inc., Bonneau General, Inc., Foster Grant Holdings, Inc., and O-Ray Holdings, Inc. (the "Borrower");


     FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma") (Fantasma together with the Borrower, the "Obligors");


     WESTON PRESIDIO CAPITAL II, L.P., a limited partnership organized and existing under the laws of the State of Delaware, BANCBOSTON VENTURES, INC., a corporation organized and existing under the laws of the State of Delaware, ST. PAUL VENTURE CAPITAL V, LLC, a limited liability company organized and existing under the laws of the State of Delaware, NATIONAL CITY CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, MARLIN CAPITAL, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "SNR Participants");


     BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and


     BANK OF AMERICA, N.A., a national banking association (the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.


                                    RECITALS
                                    --------

     A. The Borrower, the Guarantors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Second Amended and Restated Financing and Security Agreement dated as of June 12, 2000 (the "Third Amendment"), Fourth Amendment to Second Amended and Restated Financing and Security Agreement dated as of August 14, 2000 (the "Fourth Amendment") and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements among the



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Borrower, the Guarantors, the Lenders and the Agent with respect to the
"Loan" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit Facility which is part of the Revolving Credit Facility.

     B. Under and subject to the provisions of the Financing Agreement, the SNR Lender (as defined in the Financing Agreement) agreed to make a loan to the Borrower (the "SNR Loan") in a principal amount of $7,097,875. Pursuant to SNR Participation Agreements, the SNR Lender sold, assigned and conveyed to the SNR Participants and the SNR Participants purchased, acquired and took from the SNR Lender an undivided participating interest in the SNR Loan made by the SNR Lender under the Financing Agreement.

     C. The Borrower has requested that the Agent and Lenders waive certain financial covenant defaults, amend certain financial covenant provisions of the Financing Agreement and amend certain other provisions of the Financing Agreement.

     D. The Agent and Lenders are willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.


                                   AGREEMENTS
                                   ----------


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and Agent agree as follows:

     1. The Obligors, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. Each of the Borrower and Fantasma represents and warrants to the Lenders and Agent as follows:

         (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

         (b) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

         (c) Each of the Borrower and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.


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         (d) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower and Fantasma, enforceable in accordance with its terms.

         (e) All of the Borrower's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's and Fantasma's execution of this Agreement.

         (f) After giving effect to this Agreement, no Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

     3. Section 1.1 of the Financing Agreement (Certain Defined Terms) is hereby amended by deleting the definition of "Fixed Charges" in its entirety and substituting the following:


               "FIXED CHARGES" MEANS FOR ANY PERIOD OF DETERMINATION THEREOF, THE SUM OF (a) SCHEDULED OR REQUIRED PAYMENTS (INCLUDING, WITHOUT LIMITATION, PRINCIPAL AND INTEREST) ON ALL INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER AND ITS SUBSIDIARIES, PLUS (b) CAPITAL EXPENDITURES MADE IN CASH (AND PERMITTED ACQUISITIONS TO THE EXTENT NOT INCLUDED IN CAPITAL EXPENDITURES) OF THE BORROWER AND ITS SUBSIDIARIES, (c) PLUS CASH PAYMENTS OF TAXES, PLUS (d) WITHOUT DUPLICATION, DIVIDENDS, DISTRIBUTIONS, AND REPURCHASES, REDEMPTIONS (EXCLUDING THE $1,000,000 PAYMENT MADE ON APRIL 3, 2000 IN CONNECTION WITH THE REDEMPTION OF THE PREFERRED SHARES RELATING TO THE ACQUISITION OF FOSTER GRANT) AND OTHER TRANSACTIONS REGARDING EQUITY PAID TO SHAREHOLDERS INCLUDING, WITHOUT LIMITATION, PERMITTED AFFILIATE DISTRIBUTIONS, OTHER THAN PERMITTED AFFILIATE DISTRIBUTIONS MADE BY ONE BORROWER TO ANOTHER BORROWER.

     4. Section 6.1.13 of the Financing Agreement (Financial Covenants) is hereby deleted in its entirety and the following is substituted in its place:


               6.1.13 FINANCIAL COVENANTS.


               (a) FIXED CHARGE COVERAGE RATIO. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL MAINTAIN, TESTED ON THE LAST BUSINESS DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS BEGINNING ON THE LAST BUSINESS DAY OF THE FISCAL QUARTER ENDING CLOSEST TO MARCH 31, 2001, FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, A FIXED CHARGE COVERAGE RATIO OF NOT LESS THAN THE FOLLOWING:





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------------------------------------------------ ------------------------------

       FISCAL QUARTER ENDING CLOSEST TO:                     RATIO
------------------------------------------------ ------------------------------
MARCH 31, 2001                                            .90 TO 1.0
------------------------------------------------ ------------------------------
JUNE 30, 2001                                             1.00 TO 1.0
------------------------------------------------ ------------------------------
SEPTEMBER 30, 2001                                        1.00 TO 1.0
------------------------------------------------ ------------------------------
DECEMBER 31, 2001                                         1.00 TO 1.0
------------------------------------------------ ------------------------------
MARCH 31, 2002 THROUGH AND                                1.05 TO 1.0
INCLUDING DECEMBER 31, 2002
------------------------------------------------ ------------------------------
MARCH 31, 2003 THROUGH AND                                1.10 TO 1.0
INCLUDING DECEMBER 31, 2003
AND THEREAFTER
------------------------------------------------ ------------------------------




               (b) LEVERAGE RATIO. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL AT ALL TIMES MAINTAIN, TESTED AS OF THE LAST BUSINESS DAY OF EACH OF BORROWER'S FISCAL QUARTERS BEGINNING WITH THE FISCAL QUARTER ENDING CLOSEST TO MARCH 31, 2001, AS OF THE LAST DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, A RATIO OF FUNDED DEBT TO EBITDA SO THAT IT IS NOT MORE THAN THE FOLLOWING:




------------------------------------------------- ------------------------------
       FISCAL QUARTER ENDING CLOSEST TO:                      RATIO
------------------------------------------------- ------------------------------
MARCH 31, 2001                                             5.20 TO 1.0
------------------------------------------------- ------------------------------
JUNE 30, 2001                                              4.50 TO 1.0
------------------------------------------------- ------------------------------
SEPTEMBER 30, 2001                                         4.50 TO 1.0
------------------------------------------------- ------------------------------
DECEMBER 31, 2001                                          4.20 TO 1.0
------------------------------------------------- ------------------------------
MARCH 31, 2002 AND THEREAFTER                              4.00 TO 1.0
------------------------------------------------- ------------------------------




               (c) EBITDA. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL MAINTAIN, TESTED ON THE LAST BUSINESS DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS BEGINNING ON THE LAST BUSINESS DAY OF THE FISCAL QUARTER ENDING CLOSEST TO MARCH 31, 2001 FOR THE FOUR



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          (4) QUARTER PERIOD ENDING ON SUCH DATE, EBITDA OF NOT LESS THAN THE
          FOLLOWING:




================================================================================
      FISCAL QUARTER ENDING CLOSEST TO:                     AMOUNT
--------------------------------------------------------------------------------
               MARCH 31, 2001                             $17,000,000
--------------------------------------------------------------------------------
                JUNE 30, 2001                             $19,500,000
--------------------------------------------------------------------------------
             SEPTEMBER 30, 2001                           $18,000,000
--------------------------------------------------------------------------------
              DECEMBER 31, 2001                           $18,600,000
--------------------------------------------------------------------------------
          MARCH 31, 2002 THROUGH AND                      $19,500,000
         INCLUDING DECEMBER 31, 2002
--------------------------------------------------------------------------------
        MARCH 31, 2003 AND THEREAFTER                     $20,500,000
================================================================================

     5. Section 6.2.7 of the Financing Agreement (Capital Expenditures) is hereby deleted in its entirety and the following is substituted in its place:


               THE BORROWER AND FANTASMA WILL NOT, DIRECTLY OR INDIRECTLY (BY WAY OF THE ACQUISITION OF THE SECURITIES OF A PERSON OR OTHERWISE), MAKE ANY CAPITAL EXPENDITURES (EXCLUDING, HOWEVER, ANY BUYBACKS OTHERWISE INCLUDED AS A CAPITAL EXPENDITURE) IN THE AGGREGATE FOR THE BORROWER, FOSTER GRANT AND FANTASMA (TAKEN AS A WHOLE) FOR (i) FISCAL YEAR ENDING DECEMBER 31, 2001, EXCEEDING $8,500,000, EXCEPT THE PURCHASE AND SALE/LEASEBACK OF THE HEADQUARTER'S PROPERTY AND FOR (ii) FISCAL YEAR ENDING DECEMBER 31, 2002 AND FOR ANY FISCAL YEAR THEREAFTER, EXCEEDING $9,000,000, EXCEPT THE PURCHASE AND SALE/LEASEBACK OF THE HEADQUARTER'S PROPERTY.

     6. Section 8(a) of the Fourth Amendment is hereby amended to change the reference to "After February 28, 2001 and before April 15, 2001" to "After February 28, 2002 and before April 15, 2002."

     7. The SNR Participants, the SNR Lender and the Borrower agree that Section 2.3(a) of the SNR Participation Agreements (as that term is defined in the Loan Agreement) is hereby amended to change the reference to "After February 28, 2001 and before April 15, 2001" to "After February 28, 2002 and before April 15, 2002." The SNR Participants, respectively, hereby issue, ratify and confirm the representations, warranties and covenants contained in the respective SNR Participation Agreements, as amended hereby, and agree that the respective SNR Participation Agreements continue in full force and effect.



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     8. The Agent and the Lenders hereby acknowledge and permit the release of the Lenders' lien on and security interest in certain collateral that is being sold pursuant to Purchase Agreement by and between Fantasma, LLC, as seller, and M.Z. Berger & Co., Inc. to be dated as of March 29, 2001 (the "Purchase Agreement"). The Obligors hereby agree that the proceeds received under the Purchase Agreement will be applied to the Revolving Credit Facility.

     9. The Obligors, as applicable, hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     10. On the condition that the Obligors shall have complied with the terms and conditions of this Agreement, the Agent and Lenders hereby waive defaults under the following provisions of the Financing Agreement which, prior to the execution of this Agreement or for the period stated, existed under the Obligations; provided, however that this Paragraph shall not be deemed to waive any defaults under the following provisions after the date of this Agreement or after the period stated, or any other defaults arising as a result of non-compliance by the Borrower with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof:


       SECTION             DEFAULT
       -------             -------

       6.1.13(b)           Failure of Borrower to maintain the Leverage Ratio
                           required by Section 6.1.13(b) for Fiscal Year period ending December 31, 2000


       6.1.13(c)           Failure of Borrower to maintain EBITDA as required by
                           Section 6.1.13(c) for Fiscal Year period ending
                           December 31, 2000

     11. The Obligors acknowledge and warrant that the Agent and Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.

     12. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and Lenders and their counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

     13. As a condition of the Agent's and the Lenders' agreement to enter into this Agreement, the Obligors hereby agree to pay to the Agent and the Lenders an amendment fee equal to $75,000, which fee shall be due and payable at the time this Agreement is executed and is fully earned and non-refundable upon payment.

     14. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original



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and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.


         IN WITNESS WHEREOF, the Obligors, the SNR Participants, the Lenders and the Agent have executed this Agreement under seal as of the date and year first written above on the pages that follow.


                  [SIGNATURES TO APPEAR ON THE FOLLOWING PAGES]


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                                 Signature Page

                               Fifth Amendment to
                           Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"



                                       AAi.FOSTERGRANT, INC. (formerly known as
                                       Accessories, Associates, Inc.)



                                       By: /s/ Mark Kost                 (SEAL)
                                           ------------------------------------
                                           Mark Kost
                                           Chief Financial Officer


                                       FANTASMA, LLC



                                       By: /s/ Mark Kost                 (SEAL)
                                           ------------------------------------
                                           Mark Kost
                                           Chief Financial Officer


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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                              WESTON PRESIDIO CAPITAL II, L.P.


                                              By: /s/ Michael Cronin
                                                 -----------------------------
                                                 Name:
                                                 Title:


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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                               BANCBOSTON VENTURES, INC.


                                               By: /s/ Charles Grant
                                                  ------------------------------
                                                  Name:
                                                  Title:



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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                             ST. PAUL VENTURE CAPITAL V, LLC


                                             By: /s/ Everett Cox
                                                ----------------------------
                                                Name:
                                                Title:


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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                             NATIONAL CITY CAPITAL CORPORATION


                                             By: /s/ Tod McQuaig
                                                ------------------------------
                                                Name:
                                                Title:


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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                                 MARLIN CAPITAL, L.P.


                                                 By: /s/ Martin Franklin
                                                    ----------------------------
                                                    Name:
                                                    Title:



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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"



                                             BANK OF AMERICA, N.A., Agent



                                             By: /s/ Gary W. Bartlett     (SEAL)
                                                --------------------------------
                                                Gary W. Bartlett
                                                Vice President


                                             BANK OF AMERICA, N.A.
                                             in its capacity as a Lender



                                             By: /s/ Gary W. Bartlett     (SEAL)
                                                --------------------------------
                                                Gary W. Bartlett
                                                Vice President




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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"



                                            LASALLE BUSINESS CREDIT, INC.



                                            By: /s/ Thomas A. Buckelew    (SEAL)
                                                --------------------------------
                                                Thomas A. Buckelew
                                                Vice President



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                                 Signature Page

                 Fifth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

   AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A. (in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"



                                               PNC BANK, NATIONAL ASSOCIATION



                                               By: /s/ Rose Crump         (SEAL)
                                                   -----------------------------
                                                   Rose Crump
                                                   Vice President



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